SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 14, 2009

OPTIONABLE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51837	52-2219407
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

95 Croton Avenue, Suite 32, Ossining, New York, 10562
 (Address of principle executive offices)

(914) 773-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 14, 2009, the Board of Directors of Optionable amended and restated Optionable’s by-laws (as amended and restated, the “By-Laws”), effective immediately. The amendments establish the requirements that stockholders must satisfy in order to validly nominate directors for election at, and to propose other business intended to be brought before, stockholder meetings. The amendments also establish the duties and the authority of the “chairman” of a meeting of stockholders. These amendments are contained in Sections 11 and 12 of Article I.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the By-Laws, a copy of each is attached hereto as an exhibit.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated By-Laws of Optionable, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPTIONABLE, INC.

Date: April 17, 2009	By:	/s/ Marc-Andre Boisseau
Marc-Andre Boisseau Chief Financial Officer